                             MASTER ADMINISTRATOR REPORT

              ---------------------------------------------------------

                                NAFCO AUTO TRUST - 2

                        For the May 20, 1998 Distribution Date

                      For the period beginning on April 1, 1998
                   and ending on April 30, 1998 (the "Due Period")

             -----------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator.

     4.   The date of this Report is May 18, 1998.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect to
               April 1, 1998 was . . . . . . . . . . . . . . . .      .21272000
                                                                 --------------

          (b)  The Pool Factor with respect to
               April 30, 1998 was. . . . . . . . . . . . . . . .      .19949278
                                                                 --------------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of April 1, 1998
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was. . . . . . . . . . . . . . $ 7,913,822.32
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of April 1, 1998 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was . . . . . . . . . . . . . . . . . . . . $   879,313.59
                                                                 --------------

     7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

          (a)  The Delinquency Ratio is. . . . . . . . . . . . .          1.63%
                                                                 --------------

          (b)  The Three Month Delinquency Ratio is. . . . . . .          1.20%
                                                                 --------------

          (c)  The Gross Loss Ratio is . . . . . . . . . . . . .         17.55%
                                                                 --------------

          (d)  The Three Month Gross Loss Ratio is . . . . . . .        *19.42%
                                                                 --------------

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*) . . . . . . . . . . . . . . . . . . . . . .        *46.38%
                                                                 --------------

          (f)  The Required Reserve Percentage is. . . . . . . .         10.00%
                                                                 --------------

          (g)  *Indicates which Required Reserve Event has occured.

          SEE ANNEX C.1 FOR RATIO CALCULATIONS


(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $385,751.13 of claims which are currently in dispute. Such disputed claims represent 27.6% of all eligible claims.

     8.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is. . . . . . . . . . . . . . . $    61,814.31
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is. . . . . . . . . . . . . . . $       -0-
                                                                 --------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is . . . . . . . . . . . $    61,814.31
                                                                 --------------

     9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is . . . . . . . . . . . . . . . . . . . . . $       -0-
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is. . . . . . . . . . . . . . . . . . $       -0-
                                                                 --------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . . . $       -0-
                                                                 --------------

     10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is . . . . . . . $    12,315.94
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is . . . . . . . . . . . . . $       -0-
                                                                 --------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . . . $    12,315.94
                                                                 --------------

     11.  THE CASH RESERVE ACCOUNT.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)    The Insurance Reserve Amount as
                      of the first day of the Due Period . . . . $    89,907.25
                                                                 --------------

               (ii)   The aggregate amount to be withdrawn
                      from the Insurance Reserve Amount,
                      deposited into the Collection Account
                      and applied against the aggregate
                      amount of the Insurance Deductible . . . . $    19,561.06
                                                                 --------------

               (iii)  The aggregate Insurance Deductible
                      deposited by the Seller into the Cash
                      Reserve Account with respect to Auto
                      Loans acquired . . . . . . . . . . . . . . $        0
                                                                 --------------

               (iv)   The Insurance Reserve Amount as of
                      the end of the Due Period is . . . . . . . $    70,346.19
                                                                 --------------

          (b)  The Available Cash Reserve Amount

               (i)    The Required Cash Reserve Amount
                      (assuming all withdrawals or deposits to
                      be made with respect to the current
                      Distribution Date are made) is . . . . . . $   791,382.23
                                                                 --------------

               (ii)   The Available Cash Reserve Amount
                      available for deposit to the Collection
                      Account on the related Deposit Date
                      (prior to any withdrawals or deposits
                      to be made with respect to the current
                      Distribution Date are made) is . . . . . . $   856,205.48
                                                                 --------------

               (iii)  The amount to be deposited to
                      (withdrawn from) the Available Cash
                      Reserve Amount with respect to the
                      current Distribution Date is . . . . . . . $  (64,823.25)
                                                                 --------------

               (iv)   The Available Cash Reserve Amount
                      available for deposit to the Collection
                      Account on the related Deposit Date
                      (after any withdrawals or deposits to be
                      made with respect to the current
                      Distribution Date are made) is . . . . . . $   791,382.23
                                                                 --------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is . . . . . . . . . . . . . . . . . . $   861,728.42
                                                                 --------------


     12.  AVAILABLE FUNDS.

          (a)  The amount of Available Funds with
               respect to the related Due Period was . . . . . . $   692,310.66
                                                                 --------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . . . $    80,472.02
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period
               and interest earned on the Cash Reserve
               Account and transferred to the Collection
               Account for the Due Period on the
               related Deposit Date was. . . . . . . . . . . . . $     8,322.29
                                                                 --------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was . . . . . . $   781,104.97
                                                                 --------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was  . . . . . . . . . . . $       -0-
                                                                 --------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is. . . . . . . . $   781,104.97
                                                                 --------------

     13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is. . . . . . . . . . . $    61,814.31
                                                                 --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is. . . . . . . . . . . . . . . $       -0-
                                                                 --------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is. . . . . . . . . . . $    12,315.94
                                                                 --------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is . . . . . $    46,163.96
                                                                 --------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is . . . . . . . . . $   492,092.36
                                                                 --------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is . . . $   538,256.32
                                                                 --------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is. . . . . . $     5,129.33
                                                                 --------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is . . . . $    54,676.93
                                                                 --------------

          (i)  The amount to be deposited (withdrawn) to
               the Cash Reserve Account is . . . . . . . . . . . $  (64,823.25)
                                                                 --------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Partial Payment Amount is . . . . . . . . . . $    73,146.64
                                                                 --------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h)) is. . . . . . $   100,588.75
                                                                 --------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is. . . . . . . $   160,395.01
                                                                 --------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

          (a)  The Investor Certificate Principal Balance
               as of April 30, 1998 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was. . . . . . . . . $ 7,421,729.96
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of April 30, 1998 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               related Distribution Date) was. . . . . . . . . . $   824,636.66
                                                                 --------------

     15.  EVENTS OF ADMINISTRATOR TERMINATION.
          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of May 1998.


                                               NYLIFE SFD Holding INC.
                                               as Master Administrator



                                               By:  /s/Scott Drath
                                                  ----------------

                                               Name:   Scott Drath

                                               Title:  Vice President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                  DATED May 18, 1998


EVENT OF MASTER ADMINISTRATOR TERMINATION

None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                  DATED May 18, 1998


     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.        AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

               As of April 30, 1998 [the close of business on the last day of the Due Period]


     Number of Days         Number of                   Aggregate Principal
     Delinquent             Auto Loans                 Balance of Auto Loans
     --------------         ----------                 ---------------------

     current (0-29)              1,073                           $ 6,720,353
     30 - 59                        94                               644,480
     60 - 89                        26                               192,560
     90 - 120                       25                               185,877
     over 120                      654                             3,661,327
                            ----------                 ---------------------

     Totals:                     1,872                           $11,404,597
                            ----------                 ---------------------
                            ----------                 ---------------------


     Aggregate Principal Balance of Defaulted
     Auto Loans at April 30, 1998. . . . . . . . . . . . . . . .  (3,158,230)
                                                                 -----------

     Aggregate Principal Balance allocable
     to Certificateholders . . . . . . . . . . . . . . . . . . . $ 8,246,367
                                                                 -----------
                                                                 -----------

     2.   TOTAL AMOUNTS COLLECTED DURING THE DUE
          PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $   567,110.99
                                                                 --------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $   112,963.99
                                                                 --------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]. . . . . . . $   680,074.98
                                                                 --------------

     3.   DEFAULTED AUTO LOANS.

     Auto Loans that became Defaulted Auto Loans during the Due Period:


          Number of        Aggregate Principal
          Auto Loans       Balance of Auto Loans
          ----------       ---------------------
              27            $200,159.51


     4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
          The Certificate Rate is 7%.

          (a)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is  . . . . . . . $     1.240867
                                                                 --------------

          (b)  The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is . . . $    13.227223
                                                                 --------------

          (c)  The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is . . . . . . . . . . . $    14.468090
                                                                 --------------

                                    ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED May 18, 1998

     Calculation of Required Cash Reserve Amount as of the May 20, 1998 Distribution Date.

     (i)   The Investor Certificate Principal Balance equals $7,913,822.32.

     (ii)  Required Reserve Percentage equals 10%.

     (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $791,382.23.

     For purposes of this Annex C, the following term shall have the following meaning:

     "REQUIRED RESERVE PERCENTAGE" MEANS:

     (a)  for any Payment Date on which there is not an uncured
          Reserve Requirement Event, 5%;

     (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three

     Month Delinquency Ratio is less than 4% (a "Three Month
     Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

     (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

     (d)  if the Gross Loss Ratio for any Due Period exceeds 18%
          (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month
          Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

     (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve
          Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
          Gross Loss Ratio is less than 14.5% (a "Three Month
          Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

     (f)  if 20% of more of eligible claims of the Auto Loans
          Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve
          Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.


                                      ANNEX C.1



1.        DELINQUENCY RATIO:                                                                  RATIOS
                                                                                              ------
               April Principal Balance 60+days (net)   =              185,951.34   =           1.63%
        --------------------------------------------           -----------------
                 April Aggregate Principal Balance                 11,404,596.54


2.        THREE MONTH DELIQUENCY RATIO:

          Sum of February - April Principal Balances
                   Balances 60+ days (net)             =              431,433.91   =           1.20%
        --------------------------------------------           -----------------
          Sum of February - April Principal Balances               35,979,203.52


3.        GROSS LOSS RATIO:

          Tweleve times the:
              April Principal Balance of Defaulted
                    Auto Loans repossessed             =              166,764.79   =          17.55%
        --------------------------------------------           -----------------
              April Aggregate Principal Balance                    11,404,596.54


4.        THREE MONTH GROSS LOSS RATIO:

          Twelve times the:
          Sum of February - April Principal Balances
               of Defaulted Auto Loans repossessed   =                582,350.68   =          19.42%
        --------------------------------------------           -----------------
          Sum of February - April Principal Balances               35,979,203.52


5.        ALPI CLAIMS PAYMENT TEST:

                Aggregate Principal Balance of
             ALPI Claims not paid within timeframe   =                648,578.23   =          46.38%
        --------------------------------------------           -----------------
             Principal Balance of Eligible Claims                   1,398,525.87

                             MASTER ADMINISTRATOR REPORT

              ---------------------------------------------------------

                                NAFCO AUTO TRUST - 2

                       For the June 22, 1998 Distribution Date

                       For the period beginning on May 1, 1998
                    and ending on May 31, 1998 (the "Due Period")

             -----------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is June  18, 1998.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect to
               May 1, 1998 was . . . . . . . . . . . . . . . . .      .19949278
                                                                 --------------

          (b)  The Pool Factor with respect to
               May 31, 1998 was. . . . . . . . . . . . . . . . .      .18681989
                                                                 --------------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of May 1, 1998
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was. . . . . . . . . . . . . . $ 7,421,729.96
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of May 1, 1998 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was . . . . . . . . . . . . . . . . . . . . $   824,636.66
                                                                 --------------

     7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

          (a)  The Delinquency Ratio is. . . . . . . . . . . . .          1.74%
                                                                 --------------

          (b)  The Three Month Delinquency Ratio is. . . . . . .          1.43%
                                                                 --------------

          (c)  The Gross Loss Ratio is . . . . . . . . . . . . .         14.21%
                                                                 --------------

          (d)  The Three Month Gross Loss Ratio is . . . . . . .        *16.50%
                                                                 --------------

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*) . . . . . . . . . . . . . . . . . . . . . .        *46.29%
                                                                 --------------

          (f)  The Required Reserve Percentage is. . . . . . . .         10.00%
                                                                 --------------

          (g)  *Indicates which Required Reserve Event has occured.

          SEE ANNEX C.1 FOR RATIO CALCULATIONS


(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $355,498.44 of claims which are currently in dispute. Such disputed claims represent 24.36% of all eligible claims.

     8.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is. . . . . . . . . . . . . . . $    59,862.27
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is. . . . . . . . . . . . . . . $       -0-
                                                                 --------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is . . . . . . . . . . . $    59,862.27
                                                                 --------------

     9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is . . . . . . . . . . . . . . . . . . . . . $       -0-
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is. . . . . . . . . . . . . . . . . . $       -0-
                                                                 --------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . . . $       -0-
                                                                 --------------

     10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is . . . . . . . $    12,716.69
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is . . . . . . . . . . . . . $       -0-
                                                                 --------------
          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . . . $    12,716.69
                                                                 --------------

     11.  THE CASH RESERVE ACCOUNT.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)    The Insurance Reserve Amount as
                      of the first day of the Due Period . . . . $    70,346.19
                                                                 --------------

               (ii)   The aggregate amount to be withdrawn
                      from the Insurance Reserve Amount,
                      deposited into the Collection Account
                      and applied against the aggregate
                      amount of the Insurance Deductible . . . . $    20,022.80
                                                                 --------------

               (iii)  The aggregate Insurance Deductible
                      deposited by the Seller into the Cash
                      Reserve Account with respect to Auto
                      Loans acquired . . . . . . . . . . . . . . $         0
                                                                 --------------

               (iv)   The Insurance Reserve Amount as of
                      the end of the Due Period is . . . . . . . $    50,323.39
                                                                 --------------

          (b)  The Available Cash Reserve Amount

               (i)    The Required Cash Reserve Amount
                      (assuming all withdrawals or deposits to
                      be made with respect to the current
                      Distribution Date are made) is . . . . . . $   742,173.00
                                                                 --------------

               (ii)   The Available Cash Reserve Amount
                      available for deposit to the Collection
                      Account on the related Deposit Date
                      (prior to any withdrawals or deposits
                      to be made with respect to the current
                      Distribution Date are made) is . . . . . . $   791,382.23
                                                                 --------------

               (iii)  The amount to be deposited to
                      (withdrawn from) the Available Cash
                      Reserve Amount with respect to the
                      current Distribution Date is . . . . . . . $  (49,209.23)
                                                                 --------------

               (iv)   The Available Cash Reserve Amount
                      available for deposit to the Collection
                      Account on the related Deposit Date
                      (after any withdrawals or deposits to be
                      made with respect to the current
                      Distribution Date are made) is . . . . . . $   742,173.00
                                                                 --------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is . . . . . . . . . . . . . . . . . . $  792,496.39
                                                                 --------------


     12.  AVAILABLE FUNDS.

          (a)  The amount of Available Funds with
               respect to the related Due Period was . . . . . . $  806,868.66
                                                                 --------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . . . $    73,146.64
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period
               and interest earned on the Cash Reserve
               Account and transferred to the Collection
               Account for the Due Period on the
               related Deposit Date was. . . . . . . . . . . . . $     7,550.26
                                                                 --------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was . . . . . . $   887,565.56
                                                                 --------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was. . . . . . . . . . . . $       -0-
                                                                 --------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is. . . . . . . . $   887,565.56
                                                                 --------------

     13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is. . . . . . . . . . . $    59,862.27
                                                                 --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is. . . . . . . . . . . . . . . $       -0-
                                                                 --------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is. . . . . . . . . . . $    12,716.69
                                                                 --------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is . . . . . $    43,293.42
                                                                 --------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is . . . . . . . . . $   471,469.56
                                                                 --------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is . . . $   514,762.98
                                                                 --------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is. . . . . . $     4,810.38
                                                                 --------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is . . . . $    52,385.50
                                                                 --------------

          (i)  The amount to be deposited (withdrawn) to
               the Cash Reserve Account is . . . . . . . . . . . $   (49,209.23)
                                                                 --------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Partial Payment Amount is . . . . . . . . . . $    77,479.05
                                                                 --------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h)) is. . . . . . $   214,757.92
                                                                 --------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is. . . . . . . $   271,953.80
                                                                 --------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

          (a)  The Investor Certificate Principal Balance
               as of May 31, 1998 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was  . . . . . . . . $ 6,950,260.40
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of May 31, 1998 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               related Distribution Date) was. . . . . . . . . . $   772,251.16
                                                                 --------------

     15.  EVENTS OF ADMINISTRATOR TERMINATION.
          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of June 1998.


                                               NYLIFE SFD Holding INC.
                                               as Master Administrator



                                               By: /s/ Scott Drath
                                                  ----------------
                                               Name:     Scott Drath

                                               Title:    Vice President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                 DATED June 18, 1998


EVENT OF MASTER ADMINISTRATOR TERMINATION
None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                 DATED June 18, 1998


     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

        As of May 31, 1998 [the close of business on the last day of the Due Period]


     Number of Days         Number of                  Aggregate Principal
     Delinquent             Auto Loans                Balance of Auto Loans
     --------------         ----------                ---------------------
     current (0-29)              1,031                           $6,242,368
     30 - 59                        93                              622,464
     60 - 89                        27                              180,280
     90 - 120                       20                              130,269
     over 120                      656                            3,580,391
                            ----------                ---------------------

     Totals:                     1,827                          $10,755,772
                            ----------                ---------------------
                            ----------                ---------------------


     Aggregate Principal Balance of Defaulted
     Auto Loans at May 31, 1998. . . . . . . . . . . . . . . . . (3,033,260)
                                                                 ----------

     Aggregate Principal Balance allocable
     to Certificateholders . . . . . . . . . . . . . . . . . . . $7,722,512
                                                                 ----------
                                                                 ----------

     2.   TOTAL AMOUNTS COLLECTED DURING THE DUE
          PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $   570,739.58
                                                                 --------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $   211,773.87
                                                                 --------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]. . . . . . . $   782,513.45
                                                                 --------------

     3.   DEFAULTED AUTO LOANS.

     Auto Loans that became Defaulted Auto Loans during the Due Period:


          Number of        Aggregate Principal
          Auto Loans       Balance of Auto Loans
          ----------       ---------------------
              14            $91,262.27


     4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
          The Certificate Rate is 7%.

         (a)   The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is  . . . . . . . $    1.163708
                                                                 --------------

         (b)   The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is . . . $    12.672891
                                                                 --------------

         (c)   The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is . . . . . . . . . . . $    13.836599
                                                                 --------------

ANNEX C
TO
MASTER ADMINISTRATOR REPORT
DATED June 18, 1998

     Calculation of Required Cash Reserve Amount as of the June 22, 1998 Distribution Date.

     (i)   The Investor Certificate Principal Balance equals $7,421,729.96.

     (ii)  Required Reserve Percentage equals 10%.

     (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii))

          $742,173.00.

     For purposes of this Annex C, the following term shall have the following meaning:

     "REQUIRED RESERVE PERCENTAGE" MEANS:

     (a)
     for any Payment Date on which there is not an uncured
     Reserve Requirement Event, 5%;

     (b)
     if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three

     Month Delinquency Ratio is less than 4% (a "Three Month
     Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

     (c)
     if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

     (d)
     if the Gross Loss Ratio for any Due Period exceeds 18%
     (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month
     Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

     (e)
     if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve
     Percentage on each succeeding Payment Date shall be 10%;
     provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
     Gross Loss Ratio is less than 14.5% (a "Three Month
     Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

     (f)
     if 20% of more of eligible claims of the Auto Loans
     Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve
     Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.


                                      ANNEX C.1


1.   DELINQUENCY RATIO:                                                                        RATIOS
                                                                                               ------
               May Principal Balance 60+ days (net)    =              186,910.98   =           1.74%
        --------------------------------------------            ----------------
                 May Aggregate Principal Balance                   10,755,771.55


2.        THREE MONTH DELINQUENCY RATIO:

            Sum of March - May Principal Balances
                     Balances 60+ days (net)           =              486,951.22   =           1.43%
        --------------------------------------------            ----------------
            Sum of March - May Principal Balances                  34,008,265.43


3.        GROSS LOSS RATIO:

          Twelve times the:
              May Principal Balance of Defaulted
                    Auto Loans repossessed             =              127,332.44   =          14.21%
        --------------------------------------------            ----------------
              May Aggregate Principal Balance                      10,755,771.55


4.        THREE MONTH GROSS LOSS RATIO:

          Twelve times the:
            Sum of March - May Principal Balances
               of Defaulted Auto Loans repossessed     =              467,616.07   =          16.50%
        --------------------------------------------            ----------------
            Sum of March - May Principal Balances                  34,008,265.43


5.        ALPI CLAIMS PAYMENT TEST:

                Aggregate Principal Balance of
             ALPI Claims not paid within timeframe   =                675,516.47   =          46.29%
        --------------------------------------------            ----------------
             Principal Balance of Eligible Claims                   1,459,268.68

                             MASTER ADMINISTRATOR REPORT

              ---------------------------------------------------------

                                NAFCO AUTO TRUST - 2

                       For the July 20, 1998 Distribution Date

                       For the period beginning on June 1, 1998
                    and ending on June 30, 1998 (the "Due Period")

             -----------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is July 15, 1998.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect to
               June 1, 1998 was. . . . . . . . . . . . . . . . .      .18681989
                                                                 --------------

          (b)  The Pool Factor with respect to
               June 30, 1998 was . . . . . . . . . . . . . . . .      .17327343
                                                                 --------------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of June 1, 1998
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was. . . . . . . . . . . . . . $6,950,260.40
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of June 1, 1998 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was . . . . . . . . . . . . . . . . . . . . $   772,251.16
                                                                 --------------

     7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

          (a)  The Delinquency Ratio is. . . . . . . . . . . . .          0.21%
                                                                 --------------

          (b)  The Three Month Delinquency Ratio is. . . . . . .          1.22%
                                                                 --------------

          (c)  The Gross Loss Ratio is . . . . . . . . . . . . .         15.73%
                                                                 --------------

          (d)  The Three Month Gross Loss Ratio is . . . . . . .        *15.86%
                                                                 --------------

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*) . . . . . . . . . . . . . . . . . . . . . .        *45.81%
                                                                 --------------

          (f)  The Required Reserve Percentage is. . . . . . . .         10.00%
                                                                 --------------

          (g)  *Indicates which Required Reserve Event has occured.

          SEE ANNEX C.1 FOR RATIO CALCULATIONS


(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $333,519.02 of claims which are currently in dispute. Such disputed claims represent 21.81% of all eligible claims.

     8.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is. . . . . . . . . . . . . . . $    52,916.90
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is. . . . . . . . . . . . . . . $       -0-
                                                                 --------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is . . . . . . . . . . . $    52,916.90
                                                                 --------------

     9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is . . . . . . . . . . . . . . . . . . . . . $       -0-
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is. . . . . . . . . . . . . . . . . . $       -0-
                                                                 --------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . . . $       -0-
                                                                 --------------

     10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is . . . . . . . $    11,409.48
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is . . . . . . . . . . . . . $       -0-
                                                                 --------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . . . $    11,409.48
                                                                 --------------

     11.  THE CASH RESERVE ACCOUNT.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)    The Insurance Reserve Amount as
                      of the first day of the Due Period . . . . $    50,323.39
                                                                 --------------

               (ii)   The aggregate amount to be withdrawn
                      from the Insurance Reserve Amount,
                      deposited into the Collection Account
                      and applied against the aggregate
                      amount of the Insurance Deductible . . . . $    29,686.04
                                                                 --------------

               (iii)  The aggregate Insurance Deductible
                      deposited by the Seller into the Cash
                      Reserve Account with respect to Auto
                      Loans acquired . . . . . . . . . . . . . . $       -0-
                                                                 --------------

               (iv)   The Insurance Reserve Amount as of
                      the end of the Due Period
                      is . . . . . . . . . . . . . . . . . . . . $    20,637.35
                                                                 --------------

          (b)  The Available Cash Reserve Amount

               (i)    The Required Cash Reserve Amount
                      (assuming all withdrawals or deposits to
                      be made with respect to the current
                      Distribution Date are made) is . . . . . . $   695,026.04
                                                                 --------------

               (ii)   The Available Cash Reserve Amount
                      available for deposit to the Collection
                      Account on the related Deposit Date
                      (prior to any withdrawals or deposits
                      to be made with respect to the current
                      Distribution Date are made) is. . . . . .  $   742,173.00
                                                                 --------------

               (iii)  The amount to be deposited to
                      (withdrawn from) the Available Cash
                      Reserve Amount with respect to the
                      current Distribution Date is . . . . . . . $  (47,146.96)
                                                                 --------------

               (iv)   The Available Cash Reserve Amount
                      available for deposit to the Collection
                      Account on the related Deposit Date
                      (after any withdrawals or deposits to be
                      made with respect to the current
                      Distribution Date are made) is . . . . . . $   695,026.04
                                                                 --------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is . . . . . . . . . . . . . . . . . . $   715,663.39
                                                                 --------------


     12.  AVAILABLE FUNDS.

          (a)  The amount of Available Funds with
               respect to the related Due Period was . . . . . . $   774,890.33
                                                                 --------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . . . $    77,479.05
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period
               and interest earned on the Cash Reserve
               Account and transferred to the Collection
               Account for the Due Period on the
               related Deposit Date was. . . . . . . . . . . . . $     7,362.21
                                                                 --------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was . . . . . . $   859,731.59
                                                                 --------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was. . . . . . . . . . . . $        -0-
                                                                 --------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is  . . . . . . . $   859,731.59
                                                                 --------------

     13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is. . . . . . . . . . . $    52,916.90
                                                                 --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is. . . . . . . . . . . . . . . $       -0-
                                                                 --------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is. . . . . . . . . . . $    11,409.48
                                                                 --------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is . . . . . $    40,543.19
                                                                 --------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is . . . . . . . . . $   503,968.85
                                                                 --------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is . . . $   544,512.04
                                                                 --------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is. . . . . . $     4,504.80
                                                                 --------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is . . . . $    55,996.54
                                                                 --------------

          (i)  The amount to be deposited (withdrawn) to
               the Cash Reserve Account is . . . . . . . . . . . $  (47,146.96)
                                                                 --------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Partial Payment Amount is . . . . . . . . . . $    73,709.03
                                                                 --------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h)) is. . . . . . $   163,829.76
                                                                 --------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is. . . . . . . $   224,331.10
                                                                 --------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

          (a)  The Investor Certificate Principal Balance
               as of June 30, 1998 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was. . . . . . . . . $ 6,446,291.55
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of June 30, 1998 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               related Distribution Date) was. . . . . . . . . . $   716,254.62
                                                                 --------------

     15.  EVENTS OF ADMINISTRATOR TERMINATION.
          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of July 1998.


                                               NYLIFE SFD Holding INC.

                                               as Master Administrator



                                               By /s/ Scott Drath
                                                 ----------------
                                               Name:  Scott Drath

                                               Title: Vice President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                 DATED July 15, 1998


EVENT OF MASTER ADMINISTRATOR TERMINATION

None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                 DATED July 15, 1998


     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

        As of June 30, 1998 [the close of business on the last day of the Due Period]


     Number of Days         Number of                   Aggregate Principal
     Delinquent             Auto Loans                 Balance of Auto Loans
     --------------         ----------                 ---------------------
     current (0-29)                998                            $5,806,787
     30 - 59                        86                               570,061
     60 - 89                        21                               145,388
     90 - 120                       18                               112,974
     over 120                      663                             3,482,384
                            ----------                 ---------------------

     Totals:                     1,786                           $10,117,594
                            ----------                 ---------------------
                            ----------                 ---------------------





        Aggregate Principal Balance of Defaulted
        Auto Loans at June 30, 1998. . . . . . . . . . . . . . .  (2,955,048)
                                                                  ----------

        Aggregate Principal Balance allocable
        to Certificateholders. . . . . . . . . . . . . . . . . .  $7,162,546
                                                                  ----------
                                                                  ----------

     2.   Total Amounts Collected during the Due
          PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $   555,984.36
                                                                 --------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $   192,989.95
                                                                 --------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]. . . . . . . $   748,974.31
                                                                 --------------

     3.   DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:


          Number of        Aggregate Principal
          Auto Loans       Balance of Auto Loans
          ----------       ---------------------
              18            $128,666.70


     4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.

          The Certificate Rate is 7%.

          (a)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is. . . . . . . . $     1.089783
                                                                 --------------

          (b)  The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is . . . $    13.546457
                                                                 --------------
          (c)  The total amount of the distribution to be
               made on such Distribution Date to the Investor Certificateholders on the basis of $1,000
               Initial Principal Amount is . . . . . . . . . . . $    14.636240
                                                                 --------------

                                    ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED July 15, 1998


     Calculation of Required Cash Reserve Amount as of the July 20, 1998 Distribution Date.

     (i)   The Investor Certificate Principal Balance equals $6,950,260.40.

     (ii)  Required Reserve Percentage equals 10%.

     (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $695,026.04.

     For purposes of this Annex C, the following term shall have the following meaning:

     "REQUIRED RESERVE PERCENTAGE" MEANS:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three

               Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d)  if the Gross Loss Ratio for any Due Period exceeds 18%
               (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
               Gross Loss Ratio is less than 14.5% (a "Three Month
               Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.


                                      ANNEX C.1



1.        DELINQUENCY RATIO:                                                                  Ratios
                                                                                              -------
               June Principal Balance 60+ days (net)   =               21,644.75   =           0.21%
        --------------------------------------------            ----------------
                 June Aggregate Principal Balance                  10,117,593.91


2.        THREE MONTH DELIQUENCY RATIO:

            Sum of April - June Principal Balances
                     Balances 60+ days (net            =              394,507.07   =           1.22%
        --------------------------------------------            ----------------
            Sum of April - June Principal Balances                 32,277,962.00


3.        GROSS LOSS RATIO:

          Tweleve times the:
              June Principal Balance of Defaulted
                    Auto Loans repossessed             =              132,611.94   =          15.73%
        --------------------------------------------            ----------------
              June Aggregate Principal Balance                     10,117,593.91


4.        THREE MONTH GROSS LOSS RATIO:

          Twelve times the:
            Sum of April - June Principal Balances
               of Defaulted Auto Loans repossessed     =              426,709.17   =          15.86%
        --------------------------------------------            ----------------
            Sum of April - June Principal Balances                 32,277,962.00


5.        ALPI CLAIMS PAYMENT TEST:

                Aggregate Principal Balance of
             ALPI Claims not paid within timeframe   =                700,435.34   =          45.81%
        --------------------------------------------            ----------------
             Principal Balance of Eligible Claims                   1,529,009.88


16